                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE: ROUGE INDUSTRIES, INC., ET AL                     CASE NO.: 03-13272
       DEBTORS                                   REPORTING PERIOD: January, 2004

                            MONTHLY OPERATING REPORT

 FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER
                                  END OF MONTH

Submit copy of report to any official committee appointed in the case.

                                                                                        DOCUMENT   EXPLANATION
REQUIRED DOCUMENTS                                                        FORM NO.      ATTACHED    ATTACHED
Schedule of Cash Receipts and Disbursements                                 MOR-1           X           X
     Bank Reconciliation (or copies of debtor's bank reconciliations)   MOR-1 (CONT.)       X
     Copies of bank statements                                                              X           X
     Cash disbursements journals
Statement of Operations                                                     MOR-2                       X
Balance Sheet                                                               MOR-3           X
Status of Postpetition Taxes                                                MOR-4                       X
     Copies of IRS Form 6123 or payment receipt
     Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                        MOR-4           X
     Listing of aged accounts payable                                       MOR-5           X
Debtor Questionnaire                                                        MOR-5           X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Steven L. Victor
---------------------------------------       ----------------------------------
Signature of Debtor                           Date

---------------------------------------       ----------------------------------
Signature of Joint Debtor                     Date

---------------------------------------       ----------------------------------
Signature of Authorized Individual*           Date

---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                     CASE NO.: 03-13272
                                                 REPORTING PERIOD: January, 2004

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT.)]

                                                               LASALLE BANK
                      ---------------------------------------------------------------------------------------------
                          INVESTMENT ACCOUNT                                          INVESTMENT
                      Professional Fee Carve Out   ESTATE CHECKING    PAYROLL       Sale Proceeds
JANUARY                       8603339105              5800683731     5800683756       8603330591          TOTAL
                      --------------------------   ---------------   ----------   ------------------   ------------
BEGINNING CASH                 $2,011,286             $143,066        $47,376        $98,527,233       $100,728,961
CASH - END OF MONTH            $2,013,076             $ 93,214         12,865        $98,169,517       $100,288,673

Notes:

Please find the following attached: (i) Bank statement copies for each account listed above (ii) a reconciliation of the Debtor's unrestricted cash balance as of January 31, 2004, and (iii) an excerpt from the Debtors' cash forecast.

All Estate funds were transferred from the Comerica bank accounts to newly created LaSalle Bank accounts during the month ended March 31, 2004. The following Comerica accounts were subsequently closed and are no longer being utilized by the Estate: (i) Escrow Account, #1076119823, (ii) Estate Checking, #1850844851 and (iii) Investment Account, #19900683-00.

In addition to the Debtors' unrestricted bank accounts as of January 31, 2004, Estate funds are escrowed as follows: (i) $1.2M as cash collateral for outstanding letters of credit, and (ii) $2.3M for the payment of property taxes and mechanics' liens.

ROUGE INDUSTRIES, INC.                                   CASE NO.: 03-13272
UNRESTRICTED CASH ACTIVITY - LASALLE             REPORTING PERIOD: January, 2004
BANK ACCOUNTS
Month ended January 31, 2004

RII - CHECKING ACCOUNT (ACCT. #5800683731)
   Beginning Balance                                                   $    484,989.87

   Plus
     Receipts
       Funding from LaSalle Investment Account (#8603330591)                400,000.00
                                                                       ---------------
     Subtotal - Receipts                                                    400,000.00

   Less
     Disbursements
       Blue Cross Blue Shield                                              (376,958.66)
       Development Specialits, Inc.                                        (160,194.39)
       Deloitte & Touche                                                    (26,256.00)
       Towers Perrin                                                        (19,308.00)
       Virchow, Krause & Company                                             (7,540.00)
       ShawGussisFishmanGlantzWolfson&Towbin                                 (5,000.00)
       Manning Ventures, Inc.                                                (5,000.00)
       GlodbergKohnBell BlackRosenbloom & Moritz                             (5,000.00)
       Frost Brown & Todd                                                    (5,000.00)
       Drigger, Schultz & Herbst                                             (1,560.34)
       DSS Corporation                                                         (750.00)
       Proto-Vending                                                           (660.00)
       HCS Resources                                                           (562.35)
       Unicare                                                                 (300.00)
       Rust Consulting                                                         (145.74)
                                                                       ---------------
       Subtotal - Disbursements                                            (614,235.48)
                                                                       ---------------
   Ending Balance - Bank                                                    270,754.39

     Check Float                                                           (177,539.90)
                                                                       ---------------
   Ending Balance - Book                                               $     93,214.49
                                                                       ===============

RII - INVESTMENT ACCOUNT (ACCT. #8603330591)
   Beginning Balance                                                   $ 98,527,232.76

   Plus
     Unicare Dividend                                                        15,679.03
     Interest                                                                87,496.09
     Unicare Refunds                                                            350.00
                                                                       ---------------
     Subtotal - Receipts                                                    103,525.12

   Less
     FTI Consulting                                                         (61,240.60)
     Estate Checking Account                                               (400,000.00)
                                                                       ---------------
     Subtotal - Disbursements                                              (461,240.60)
                                                                       ---------------
   Ending Balance                                                      $ 98,169,517.28
                                                                       ===============

RII - ESCROW ACCOUNT PROFESSIONAL FEE CARVE OUT (ACCT. # 8603339105)
   Beginning Balance                                                   $  2,011,285.76

   Plus
     Interest                                                                 1,790.32
                                                                       ---------------
   Ending Balance                                                      $  2,013,076.08
                                                                       ===============

RII - PAYROLL ACCOUNT (ACCT: #5800683756)
   Beginning Balance                                                   $     47,376.04

   Less
     Employee Benefit Distributions                                         (17,730.45)
                                                                       ---------------
   Ending Balance - Bank                                                     29,645.59

     Check Float                                                            (16,780.25)
                                                                       ---------------
   Ending Balance - Book                                               $     12,865.34
                                                                       ===============

ENDING BALANCE - UNRESTRICTED CASH                                     $100,288,673.19
                                                                       ===============

All Estate funds were transferred from the Comerica bank accounts to newly created LaSalle Bank accounts during the month ended March 31, 2004. The following Comerica accounts were subsequently closed and are no longer being utilized by the Estate: (i) Escrow Account, #1076119823, (ii) Estate Checking, #1850844851 and (iii) Investment Account, #19900683-00.

The Estate opened a new bank account at LaSalle Bank during the month ended December 31, 2004. The new account will be utilized to make employee related disbursements in pursuant to the terms of the Asset Purchase Agreement ("APA").

ROUGE INDUSTRIES, INC.
ESTATE CASH FLOW
Forecast as of March 1, 2005

                              FEB - DEC     JANUARY       FEBRUARY       MARCH         APRIL           MAY         JUNE
                               Actual        Actual       Forecast      Forecast      Forecast       Forecast    Forecast
                            ------------- ------------- ------------- ------------- ------------- ------------ ------------
  Beginning Estate Cash     $ 113,363,867 $ 100,728,960 $ 100,288,673 $ 101,132,356 $ 100,103,859 $ 99,602,298 $ 99,232,689

  Satisfaction of Perfected
     Liens                  $           - $           - $           - $           - $           - $          - $          -

  Pre-Closing Expenses
    Professional Fees              52,906
    Taxes                               -        16,780
    Employment Costs Other
     Than Taxes:                  105,942                      90,301        10,000        10,000       10,000       10,000
    Severance Costs                     -
    Other Excluded
     Liabilities                   91,438         3,316        50,000        50,000
                            ------------- ------------- ------------- ------------- ------------- ------------ ------------
    Subtotal - Pre-Closing
     Expenses               $     250,286 $      20,096 $     140,301 $      60,000 $      10,000 $     10,000 $     10,000

  Post Closing
   Administrative Expenses:
    Professional Fees           3,495,322 $     202,396 $     262,342 $     928,486 $     448,481 $    258,710 $    299,090
    Ordinary Course
     Professionals                171,582        33,011        15,000        15,000        15,000       15,000       15,000
    Other Payroll /
     Support (1)                  790,967       194,100        88,769        86,468        88,000       88,000       88,000
    Occupancy Costs                     -                       3,500         3,500         3,500        3,500        3,500
    Insurance                     748,250                           -             -             -            -            -
    Bank Fees                      59,307                       7,500         7,500         7,500        7,500        7,500
    Other                         143,701         5,500       175,000        25,000        10,000       10,000       10,000
    Post-Close Benefits for
    Separated Employees (2)     2,854,242        90,500        71,478       (13,179)        2,500       35,000        2,000
                            ------------- ------------- ------------- ------------- ------------- ------------ ------------
    Subtotal - Post-Closing
     Expenses               $   8,263,372 $     525,507 $     623,589 $   1,052,775 $     574,981 $    417,710 $    425,090
                            ------------- ------------- ------------- ------------- ------------- ------------ ------------
  Total Expenses            $   8,513,658 $     545,603 $     763,890 $   1,112,775 $     584,981 $    427,710 $    435,090

  Cash Inflows
    Cancellation of LCs         9,270,000                   1,224,000             -             -            -            -
    Transfer of Funded
     Professional Fee
       Carve Out                2,000,000
    Return of Returned
     Check Reserve                150,000
    Settlement of County
     Property Taxes /
      Refunds                       6,193                     300,000
    Preference Actions             18,601
    Other                       3,434,893        16,029
    Interest Income
     (at .7% per year)            635,479        89,286        83,574        84,277        83,420       58,101       57,886
                            ------------- ------------- ------------- ------------- ------------- ------------ ------------
  Total Cash Inflows        $  15,515,167 $     105,315 $   1,607,574 $      84,277 $      83,420 $     58,101 $     57,886

  Distributions                         0
    Bank One                    8,000,000
    Cleveland-Cliffs           11,556,165
    Ford                                -
    Reclamation Claimants               -                                                                           757,557
    Unsecured Creditors            80,251
                            ------------- ------------- ------------- ------------- ------------- ------------ ------------
  Total Distributions       $  19,636,416 $          -  $           - $           - $           - $          - $    757,557
                            ------------- ------------- ------------- ------------- ------------- ------------ ------------
  ENDING ESTATE CASH        $ 100,728,960 $ 100,288,673 $ 101,132,356 $ 100,103,859 $  99,602,298 $ 99,232,689 $ 98,097,928

MEMO
   Cumulative Pmt. of
    Liabilities Assumed
     by SNA

   Funds by Account
     Investment Account     $  98,527,233 $  98,169,517
     Disbursement Account         143,066     2,013,076
     Professional Fee
      Carve-Out Account         2,011,286        93,214
     Payroll Account               47,376        12,865

                                JULY        AUGUST      SEPTEMBER     OCTOBER     NOVEMBER     DECEMBER    CUMULATIVE
                              Forecast     Forecast     Forecast     Forecast     Forecast     Forecast      TOTAL
                            ------------ ------------ ------------ ------------ ------------ ------------ -------------
  Beginning Estate Cash     $ 98,097,928 $ 97,495,989 $ 97,171,652 $ 97,062,455 $ 96,859,835 $ 96,792,336 $ 113,363,867

  Satisfaction of Perfected
     Liens                  $          - $          - $          - $          - $          - $          - $           -

  Pre-Closing Expenses
    Professional Fees                                                                                            52,906
    Taxes                                                                                                        16,780
    Employment Costs Other
     Than Taxes:                  10,000            -            -            -            -            -       246,243
    Severance Costs                                                                                                   -
    Other Excluded
     Liabilities                                                                                                194,754
                            ------------ ------------ ------------ ------------ ------------ ------------ -------------
    Subtotal - Pre-Closing
     Expenses               $     10,000 $          - $          - $          - $          - $          - $     510,683

  Post Closing
   Administrative Expenses:
    Professional Fees       $    389,875 $    257,210     $ 41,880 $    135,240 $          - $          - $   6,719,033
    Ordinary Course
     Professionals                15,000       15,000       15,000       15,000       15,000       15,000       369,593
    Other Payroll /
     Support (1)                  88,000       88,000       88,000       88,000       88,000       88,000     1,952,304
    Occupancy Costs                3,500        3,500        3,500        3,500        3,500        3,500        38,500
    Insurance                          -            -            -            -            -            -       748,250
    Bank Fees                      7,500        7,500        7,500        7,500        7,500        7,500       141,807
    Other                         10,000       10,000       10,000       10,000       10,000       10,000       439,201
    Post-Close Benefits for
    Separated Employees (2)      135,288            -            -            -            -            -     3,177,829
                            ------------ ------------ ------------ ------------ ------------ ------------ -------------
    Subtotal - Post-Closing
     Expenses               $    649,163 $    381,210 $    165,880 $    259,240 $    124,000 $    124,000 $  13,586,516
                            ------------ ------------ ------------ ------------ ------------ ------------ -------------
  Total Expenses            $    659,163 $    381,210 $    165,880 $    259,240 $    124,000 $    124,000 $  14,097,199

  Cash Inflows
    Cancellation of LCs                -            -            -            -            -            -    10,494,000
    Transfer of Funded
     Professional Fee
       Carve Out                                                                                              2,000,000
    Return of Returned
     Check Reserve                                                                                              150,000
    Settlement of County
     Property Taxes /
      Refunds                                                                                                   306,193
    Preference Actions                                                                                           18,601
    Other                                                                                                     3,450,922
    Interest Income
     (at .7% per year)            57,224       56,873       56,683       56,620       56,502       56,462     1,432,386
                            ------------ ------------ ------------ ------------ ------------ ------------ -------------
  Total Cash Inflows        $     57,224 $     56,873 $     56,683 $     56,620 $     56,502 $     56,462 $  17,852,103

  Distributions
    Bank One                                                                                                  8,000,000
    Cleveland-Cliffs                                                                                         11,556,165
    Ford                                                                                                              -
    Reclamation Claimants                                                                                       757,557
    Unsecured Creditors                                                                                          80,251
                            ------------ ------------ ------------ ------------ ------------ ------------ -------------
  Total Distributions       $          - $          - $          - $          - $          - $          - $  20,393,973
                            ------------ ------------ ------------ ------------ ------------ ------------ -------------
  ENDING ESTATE CASH        $ 97,495,989 $ 97,171,652 $ 97,062,455 $ 96,859,835 $ 96,792,336 $ 96,724,799 $  96,724,799

MEMO
   Cumulative Pmt. of
    Liabilities Assumed
     by SNA                                                                                                   9,999,925

   Funds by Account
     Investment Account
     Disbursement Account
     Professional Fee
      Carve-Out Account
     Payroll Account

NOTES

(1) Such amounts paid by the Estate and/or assumed by SeverStal, NA may be subject to further negotiations and/or Court approval.

(2) Budgeted amounts assume that all separated employees are converted to premium-based plans, and that no excessive pipeline claims are incurred for February or March.

Privileged and Confidential

IN RE: ROUGE INDUSTRIES, INC., ET AL                          CASE NO.: 03-13272
                                                 REPORTING PERIOD: January, 2004

                      CONSOLIDATING STATEMENT OF OPERATIONS
                                  in $ millions

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                 TOTAL     CUMULATIVE
                                                      RII     RSC    EVELETH  QS STEEL   ADJ.   FEBRUARY  FILING TO DATE
                                                     ------  ------  -------  --------  ------  --------  --------------
REVENUES
Gross Revenues                                                                                  $  0.000    $  298.036
Less:  Returns and Allowances                                                                                        0
                                                     ------  ------  -------  --------  ------  --------    ----------
Net Revenue                                          $0.000  $0.000  $ 0.000  $  0.000  $0.000  $  0.000    $  298.036
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
                                                     ------  ------  -------  --------  ------  --------    ----------
Cost of Goods Sold                                    0.000   0.000    0.000     0.000   0.000     0.000       252.662

Gross Profit                                         $0.000  $0.000  $ 0.000  $  0.000  $0.000  $  0.000    $   45.374
OPERATING EXPENSES
Advertising
Auto and Truck Expense

Contributions
Employee Benefits Programs
Insider Compensation*
Insurance                                                                                                        4.053
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance                                                                                         28.041
Rent and Lease Expense                                                                                           4.292
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate                                                                                              1.663
Taxes - Other
Travel and Entertainment
Utilities                                                                                                       14.156
Other (attach schedule)                                                                                         12.726
                                                     ------  ------  -------  --------  ------  --------    ----------
Total Operating Expenses Before Depreciation          0.000   0.000    0.000    0.000    0.000     0.000        64.994
Depreciation/Depletion/Amortization                                                                              6.342
                                                     ------  ------  -------  --------  ------  --------    ----------
Net Profit (Loss) Before Other Income & Expenses     $0.000  $0.000   $0.000   $0.000   $0.000  $  0.000       (25.962)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                                                   0.940
Income from Unconsolidated Subsidiaries                                                                          1.360
Interest Expense                                                                                                 5.015
Other Expense (attach schedule)                                                                                  0.164
                                                     ------  ------  -------  --------  ------  --------    ----------
Net Profit (Loss) Before Reorganization Items        $0.000  $0.000   $0.000   $0.000   $0.000  $  0.000      ($28.840)
REORGANIZATION ITEMS
Professional Fees (1)                                                                                            8.975
Loss from SeverStal Transaction                                                                                216.216
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
                                                     ------  ------  -------  --------  ------  --------    ----------
Net Profit (Loss)                                    $0.000  $0.000   $0.000   $0.000   $0.000  $  0.000     ($254.031)
                                                                                                --------    ----------

*"Insider" is defined in 11 U.S.C. Section 101(31).

NOTES

(1) Net of pre-petition retainers applied.

Subsequent to the execution of the Asset Purchase Agreement on January 30, 2004, the Debtor is no longer operating or generating revenues. Accordingly the Debtor did not prepare an income statement for the month ended February 29, 2004, and does not expect to do so for future months. Please see the attached Estate Cash
              Flow for further details of the Debtors' operations

                                                                      FORM MOR-2

IN RE: ROUGE INDUSTRIES, INC., ET AL                     CASE NO.: 03-13272
                                                 REPORTING PERIOD: JANUARY, 2004

                  STATEMENT OF OPERATIONS - CONTINUATION SHEET
                                  in $ millions

                                               JANUARY, 2004        CUMULATIVE
BREAKDOWN OF "OTHER" CATEGORY                                     FILING TO DATE

OTHER COSTS

OTHER OPERATING EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

            Per agreement with the office of the U.S. Trustee, this
                         page left intentionally blank

                                                              FORM MOR-2 (CONT.)
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                     CASE NO.: 03-13272
                                                 REPORTING PERIOD: January, 2004

                           CONSOLIDATING BALANCE SHEET
                                  in $ millions

                   The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                      Rouge                                 BOOK VALUE @               BOOK VALUE @
                                          Rouge       Steel   Eveleth                         1/31/04     Adjustments   1/31/04
                                        Industries   Company  Taconite  QS Steel    Adj.     (Debtors)        (1)        (SNA)
                                        ----------   -------  --------  --------  -------   ------------  -----------  ------------
               ASSETS

CURRENT ASSETS
Unrestricted Cash and Equivalents                    $ 100.3                                  $100.3            -        $100.3
Restricted Cash and Cash Equivalents                     3.5                                     3.5            -           3.5
Accounts Receivable (Net)                   25.3        56.9               11.1     (93.1)       0.2          0.1           0.3
Notes Receivable                                                                                 0.0            -             -
Inventories                                                                                      0.0            -             -
Prepaid Expenses                                         0.7                                     0.7          0.2           1.0
Professional Retainers                                                                           0.0            -             -
Other Current Assets (attach schedule)                                                           0.0            -             -
                                         -------     -------    -----     -----   -------     ------        -----        ------
    TOTAL CURRENT ASSETS                  $ 25.3     $ 161.5    $ 0.0     $11.1   ($ 93.1)    $104.7          0.4        $105.1
PROPERTY AND EQUIPMENT

Real Property and Improvements                                                                $  0.0            -             -
Machinery and Equipment ("Waste Oxide")                  9.0                                     9.0            -           9.0
Construction in Progress                                                                         0.0            -             -
Leasehold Improvements                                                                           0.0            -             -
Vehicles                                                                                         0.0            -             -
Less Accumulated Depreciation                           (6.0)                                   (6.0)           -          (6.0)
                                         -------     -------    -----     -----   -------    -------        -----        ------
    TOTAL PROPERTY & EQUIPMENT            $  0.0     $   3.0    $ 0.0     $ 0.0    $  0.0     $  3.0        $ 0.0           3.0
OTHER ASSETS
Long Term Receivable                                                                             0.0          8.5           8.5
Investment in Unconsolidated
Subsidiaries                                             9.4      2.2               (11.7)       0.0            -           0.0
Pension Related Assets                                  15.3                                    15.3            -          15.3
                                         -------     -------    -----     -----   -------     ------        -----        ------
    TOTAL OTHER ASSETS                    $  0.0     $  24.7    $ 2.2     $ 0.0   ($ 11.7)    $ 15.3          8.5          23.8

TOTAL ASSETS                              $ 25.3     $ 189.2    $ 2.2     $11.1   ($104.8)    $123.1          8.9        $132.0

                                                                                            BOOK VALUE @
                                                                                               1/31/04
                                                                                            ------------
    LIABILITIES AND OWNER EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE
(Post-Petition)
Accounts Payable                                                                              $  0.0            -        $  0.0
Taxes Payable                                            1.3                                     1.3            -           1.3
Wages Payable                                                                                    0.0            -             -
Accrued Vacation                                                                                 0.0            -             -
Secured Debt / Adequate Protection
Payments (2)                                             0.9                                     0.9          3.4           4.3
Professional Fees                                                                                0.0            -             -
Other Postpetition Liabilities
(attach schedule)                                                                                0.0            -             -
                                         -------     -------    -----      -----   ------     ------        -----        ------
    TOTAL POSTPETITION LIABILITIES        $  0.0     $   2.2    $ 0.0      $ 0.0   $  0.0     $  2.2          3.4           5.5

LIABILITIES SUBJECT TO COMPROMISE
(Pre-Petition)
Secured Debt                                            75.2                                    75.2            -          75.2
Priority Debt                                            9.1      0.2        0.2                 9.6         (2.8)          6.9
Unsecured Debt                              39.0       302.7      0.0       42.7    (93.1)     291.3         11.3         302.6
                                         -------     -------    -----      -----  -------     ------        -----        ------
    TOTAL PRE-PETITION LIABILITIES        $ 39.0     $ 387.0    $ 0.3      $43.0  ($ 93.1)    $376.1        $ 8.5        $384.6

    TOTAL LIABILITIES                     $ 39.0     $ 389.2    $ 0.3      $43.0  ($ 93.1)    $378.3         11.9        $390.2

OWNER EQUITY
Capital Stock                                        $   0.2                                  $  0.2            -           0.2
Additional Paid-In Capital                             130.3                                   130.3            -         130.3
Retained Earnings - Pre-Petition           (13.6)      (59.6)     2.0        8.6               (62.6)           -         (62.6)
Retained Earnings - Post-Petition           (0.1)     (223.0)              (40.5)   (11.7)    (275.2)        (3.0)       (278.2)
Additional Minimum Pension Liability                   (48.0)                                  (48.0)           -         (48.0)
                                         -------     -------    -----      -----  -------     ------        -----        ------
    NET OWNER EQUITY                     ($ 13.6)   ($ 200.0)   $ 2.0     ($31.9) ($ 11.7)   ($255.2)        (3.0)       (258.2)

TOTAL LIABILITIES AND OWNERS' EQUITY      $ 25.3     $ 189.2    $ 2.2      $11.1  ($104.8)    $123.1        $ 8.9        $132.0

NOTES:

Substantially all of the Debtors' assets were acquired on January 30, 2004 by SeverStal N.A. in exchange for cash and other consideration pursuant to the terms of the Asset Purchase Agreement ("APA") The APA was authorized by an order of the Court on December 2, 2003, subsequently amended and executed on January 30, 2004.

(1) Adjustments reflect the cumulative proposed adjustments that would need to be made to the Debtors' books and records in order to conform them to the accrual-based books and records kept by SeverStal N.A. on behalf of the Estate.

(2) Represents accrued interest related to Ford Motor Company's secured claim against the Estate. The Estate reserves the right to dispute the validity of any claim and or security interest brought against the Estate. This accrual does not represent an admission of validity for any claim brought against the Estate.

                                                                      FORM MOR-3
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                     CASE NO.: 03-13272
                                                 REPORTING PERIOD: JANUARY, 2004

                       BALANCE SHEET - CONTINUATION SHEET
                                 in $ millions

                                   ASSETS                          JANUARY, 2004
OTHER CURRENT ASSETS

OTHER ASSETS

                  LIABILITIES AND OWNER EQUITY                     JANUARY, 2004
OTHER POSTPETITION LIABILITIES

ADJUSTMENTS TO OWNER EQUITY

POSTPETITION CONTRIBUTIONS (DISTRIBUTIONS) (DRAWS)

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

                  Per an agreement with the office of the U.S.
                  Trustee, this page left intentionally blank.

                                                              FORM MOR-3 (CONT.)
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                     CASE NO.:    03-13272
                                                 REPORTING PERIOD: January, 2004

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

                                                        JANUARY, 2004
                           ---------------------------------------------------------------------
                           BEGINNING        AMOUNT                                       ENDING
                              TAX        WITHHELD OR    AMOUNT    DATE    CHECK NO.        TAX
                           LIABILITY       ACCRUED       PAID     PAID     OR EFT      LIABILITY
FEDERAL
Withholding                      0             0            0                                0
FICA-Employee                    0             0            0                                0
FICA-Employer                    0             0            0                                0
Unemployment                     0             0            0                                0
Income                           0             0            0                                0
                              ----          ----         ----                             ----
   Total Federal Taxes        $0.0          $0.0         $0.0                             $0.0
STATE AND LOCAL
Withholding                      0             0            0                                0
Sales and Use                    0             0            0                                0
Excise                           0             0            0                                0
Unemployment                     0             0            0                                0
Real Property                    0             0            0                                0
Income and Franchise
Personal Property                0             0            0                                0
                              ----
   Total State and Local       0.0

TOTAL TAXES

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

                                                          NUMBER OF DAYS PAST DUE (@ 1/31/04)
                                               Current    0-30     31-60     61-90     Over 90     Total
Accounts Payable
Wages Payable
Taxes Payable                                     1.3                                                1.3
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments         4.3                                                4.3
Professional Fees
Amounts Due to Insiders*
Other Accruals (workers comp, etc.)
                                                -----     ----     -----     -----     -------     -----
TOTAL POSTPETITION DEBTS                        $ 5.5                                              $ 5.5

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

*"Insider" is defined in 11 U.S.C. Section 101(31).

The Debtors have timely filed returns and made payments for any tax liabilities incurred during the postpetition period.

                                                                      FORM MOR-4
                                                                          (9/99)

IN RE: ROUGE INDUSTRIES, INC., ET AL                    CASE NO.:    03-13272
                                                REPORTING PERIOD: January, 2004

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION                                              01/31/04
Total Accounts Receivable at the beginning of the reporting period              $      -
  + Amounts reclassed during the period                                                -
  - Amounts collected during the period                                                -
                                                                                --------
Total Accounts Receivable at the end of the reporting period                    $      -

ACCOUNTS RECEIVABLE AGING                                                       01/31/04
  Unbilled amounts (est.)(1)                                                    $    0.2
  0 - 30 days old                                                                      -
  31 - 60 days old                                                                     -
  61 - 90 days old                                                                     -
  91+ days old                                                                         -
                                                                                --------
  Total Accounts Receivable                                                          0.2
     Plus: Reserves for Doubtful Accounts                                              -
                                                                                --------
  Accounts Receivable (Gross)                                                   $    0.2

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                         YES         NO
1. Have any assets been sold or transferred outside the normal course of
   business this reporting period? If yes, provide an explanation below.                          X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
   below.                                                                                         X

3. Have all postpetition tax returns been timely filed? If no, provide an
   explanation below.                                                                             X

4. Are workers compensation, general liability and other necessary insurance
   coverages in effect? If no, provide an explanation below.                          X

NOTES:

1) Ford Motor Company ("FMC") deducted $192,270.79 from trade payments due to the Estate as a result of legal and professional fees incurred by FMC related to the bankruptcy. The Estate charged this amount back to FMC and contends that this amount is a valid receivable to the Estate.

                                                                      FORM MOR-5
                                                                          (9/99)

LASALLE BANK N.A.
135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC
(312) 904-7272

MONTHLY CLIENT UPDATE

096                                  ENCLOSURE (S)                            17
ROUGE INDUSTRIES, INC                STATEMENT DATE :                   01/31/05
DEBTOR IN POSSESSION -               PAGE 1 OF 1
  DISBURSING ACCOUNT                 ACCOUNT NUMBER
CASE NO 03-13272
DSI ATTENTION STEVEN VICTOR                                           5800683731
70 W MADISON ST STE 2300
CHICAGO IL 60602-4250

                           5800683731
Statement Period: 01/01/05 - 01/31/05        Beginning Balance:       484,989.87
                                             Deposits And Additions:  400,140.88
                                             Checks/Debits/Fees:      614,376.36
                                             Ending Balance:          270,754.39

Checks

  DATE      CHECK #  REFERENCE      AMOUNT        DATE      CHECK #  REFERENCE      AMOUNT
01/07/05     1177     57117070    341,088.91    01/07/05     1186     04943952     5,000.00
01/11/05     1178     74110880        660.00    01/18/05     1187     47506386     5,000.00
01/03/05     1179     07065415    106,586.61    01/13/05     1188     83418045     5,000.00
01/10/05     1180     36413318        750.00    01/20/05     1189     96683180    26,256.00
01/07/05     1181     85828231        300.00    01/21/05     1190     60511582       562.35
01/06/05     1182     42126893      7,540.00    01/24/05     1191     61010101       145.74
01/18/05     1183     47500190     35,869.75    01/24/05     1192     61528523    19,308.00
01/11/05     1184     43910650      1,560.34    01/28/05 *   1197     06666573    53,607.78
01/13/05     1185     34216438      5,000.00

* Indicates preceding check (s) not processed this statement period (checks could be listed below under Automated Checks).

OTHER WITHDRAWALS AND DEPOSITS

  DATE             DESCRIPTION           WITHDRAWALS        DEPOSITS
01/05/05      INTERNAL TRFR CREDIT                         200,000.00
              REF # 050105005988
01/13/05      ACCOUNT ANALYSIS FEES           140.88
01/20/05      CREDIT MEMO                                      140.88
01/31/05      INTERNAL TRFR CREDIT                         200,000.00
              REF # 050131003007

DAILY ACCOUNT SUMMARY

  DATE                                   WITHDRAWALS        DEPOSITS          BALANCE
12/31/04                                                                     484,989.87
01/03/05                                  106,856.61                         378,403.26
01/05/05                                                   200,000.00        578,403.26
01/06/05                                    7,540.00                         570,863.26
01/07/05                                  346,388.91                         224,474.35
01/10/05                                      750.00                         223,724.35
01/11/05                                    2,220.34                         221,504.01
01/13/05                                   10,140.88                         211,363.13
01/18/05                                   40,869.75                         170,493.38
01/20/05                                   26,256.00           140.88        144,378.26
01/21/05                                      562.35                         143,815.91
01/24/05                                   19,453.74                         124,362.17
01/28/05                                   53,607.78                          70,754.39
01/31/05                                                   200,000.00        270,754.39

IMPORTANT INFORMATION

                                                                End of Statement

LASALLE BANK N.A.
135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC
(312) 904-7272

MONTHLY CLIENT UPDATE

096 NA                                      ENCLOSURE (S)                      0
ROUGE INDUSTRIES, INC                       STATEMENT DATE:             01/31/05
DEBTOR IN POSSESSION SALES PROCEEDS ACCT    PAGE 1 OF 1
CASE NO 03-13272                            ACCOUNT NUMBER            8603330591
DSI ATTENTION STEVEN VICTOR
70 W MADISON ST STE 2300
CHICAGO IL 60602-4250

INSURED MONEY MARKET:          8603330591
Number of Days This Period:       31 days  Beginning Balance:      98,527,232.76
Avg. Available Balance:     98,295,493.11  Deposits and Additions:     16,029.03
Interest Earned Last Year:     553,341.92  Interest Paid:              87,496.09
                                           Checks/Debits/Fees:        461,240.60
                                           Ending Balance:         98,169,517.28

OTHER WITHDRAWALS AND DEPOSITS

  DATE               DESCRIPTION                 WITHDRAWALS         DEPOSITS
01/03/05     QUALIFIED TERMINAL DOM WIRE           61,240.60
             REF # 050103005464
01/05/05     INTERNAL TRANSFER-TERMINAL           200,000.00
             REF # 050105005988
01/18/05     DEPOSIT                                                16,029.03
01/31/05     INTEREST PAID                                          87,496.09
01/31/05     INTERNAL TRANSFER-TERMINAL           200,000.00
             REF # 050131003007

DAILY ACCOUNT SUMMARY

  DATE                                           WITHDRAWALS         DEPOSITS         BALANCE
12/31/04                                                                           98,527,232.76
01/03/05                                           61,240.60                       98,465,992.16
01/05/05                                          200,000.00                       98,265,992.16
01/18/05                                                            16,029.03      98,282,021.19
01/31/05                                          200,000.00        87,496.09      98,169,517.28

IMPORTANT INFORMATION

                                                                End of Statement

LASALLE BANK N.A.
135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC
(312) 904-7272

MONTHLY CLIENT UPDATE

096 NA                                 ENCLOSURE(S)                   0
ROUGE INDUSTRIES, INC D-I-P            STATEMENT DATE:         01/31/05
PROFESSIONAL FEE CRAVE OUT             PAGE 1 OF 1
CASE NO 03-13272                       ACCOUNT NUMBER        8603339105
DSI ATTENTION STEVEN VICTOR
70 W MADISON ST STE 2300
CHICAGO IL  60602-4250

INSURED MONEY MARKET:          8603339105
Number of Days This Period:       31 Days    Beginning Balance:     2,011,285.76
Avg. Available Balance:      2,011,285.76    Deposits and Additions:         .00
Interest Earned Last Year:      11,285.76    Interest Paid:             1,790.32
                                             Checks/Debits/Fees:             .00
                                             Ending Balance:        2,013,076.08

OTHER WITHDRAWALS AND DEPOSITS

  DATE              DESCRIPTION             WITHDRAWALS          DEPOSITS
01/31/05            INTEREST PAID                                1,790.32

DAILY ACCOUNT SUMMARY

  DATE                                      WITHDRAWALS          DEPOSITS          BALANCE
12/31/04                                                         1,790.32       2,011,285.76
01/31/05                                                                        2,013,076,08

IMPORTANT INFORMATION

                                                                End of Statement

LASALLE BANK N.A.
135 South LaSalle Street
Chicago, Illinois 60603
Member FDIC
(312) 904-7272

MONTHLY CLIENT UPDATE

096                                            ENCLOSURE(S)                   11
ROUGE INDUSTRIES INC DIP                       STATEMENT DATE:          01/31/05
DEBTOR IN POSSESSION-PAYROLL ACCOUNT           PAGE 1 OF 1
CASE NO 03-13272                               ACCOUNT NUMBER         5800683756
DSI ATTENTION STEVEN VICTOR
70 W MADISON ST STE 2300
CHICAGO IL 60602-4250

                             5800683756
Statement Period:      01/01/05 - 01/31/05 Beginning Balance:          47,376.00
                                             Deposits and Additions:         .00
                                             Checks/Debits/Fees:       17,730.45
                                             Ending Balance:           29,645.59

CHECKS

  DATE       CHECK#    REFERENCE     AMOUNT       DATE      CHECK#    REFERENCE     AMOUNT
01/03/05      423238    67101837    1,214.44    01/13/05    3925491    12503680    2,393.73
01/13/05 *   3925486    12503659    1,284.92    01/10/05    3925492    36413748    2,696.24
01/18/05     3925487    65211565      329.61    01/10/05    3925493    49208317    1,464.55
01/18/05     3925488    47511624      524.50    01/11/05    3925494    74106523    1,455.87
01/11/05     3925489    74106527    1,122.94    01/11/05    3925495    74110908    2,889.51
01/10/05     3925490    36413335    2,354.14

* Indicates preceding check(s) not processed this statement period (checks could be listed below under Automated Checks).

DAILY ACCOUNT SUMMARY

  DATE                 WITHDRAWALS         DEPOSITS            BALANCE
12/31/04                                                      47,376.04
01/03/05                1,214.44                              46,161.60
01/10/05                6,514.93                              39,646.67
01/11/05                5,468.32                              34,178.35
01/13/05                3,678.65                              30,499.70
01/18/05                  854.11                              29,645.59

IMPORTANT INFORMATION

                                                                End of Statement